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                          SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C. 20549

                                       FORM 8-K

                                    CURRENT REPORT


                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934


           Date of Report (date of earliest event reported):  July 9, 1997



                                WELLS FARGO & COMPANY
                (Exact name of registrant as specified in its charter)


          Delaware                  1-6214                No. 13-2553920
(State or other jurisdiction   (Commission File            (IRS Employer
       of incorporation)             Number)            Identification No.)


                420 Montgomery Street, San Francisco, California 94163
                 (Address of principal executive offices)  (Zip Code)


         Registrant's telephone number, including area code:  (415) 477-1000


                                    Not applicable
            (Former name or former address, if changed since last report)


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Item 5:  OTHER EVENTS

         Attached hereto as Exhibit 99 is a Press Release announcing that Wells Fargo & Company's second quarter 1997 earnings will not meet analysts' expectations.

Item 7:  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits

              99 Copy of the Press Release announcing that Wells Fargo & Company's second quarter earnings will not meet analysts' expectations.







                                      SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on July 9, 1997.



                                  WELLS FARGO & COMPANY



                                  By:  FRANK A. MOESLEIN
                                       ------------------------------------
                                       Frank A. Moeslein
                                       Executive Vice President and Controller